FUNKO 2019 BRAND COLORS FUNKO BLUE RGB 0,124, 236 CMYK 90, 45, 0, 0 #077CEC FUNKO GRAY RGB 242, 242, 242 CMYK 0, 0, 0, 15 #FEFEFE WHITE RGB 255, 255, 255 CMYK 0, 0, 0, 0 #FFFFFF YELLOW RGB 252, 195, 68 CMYK 0, 25, 80, 0 #FCC344 RED RGB 221, 44, 44 CMYK 10, 95, 95, 0 #DD2C2C PURPLE RGB 46, 30, 124 CMYK 95,100, 0, 5 #2E1E7C BLACK RGB 39, 39, 39 CMYK 0, 0, 0, 95 #272727 DARK GRAY RGB 76, 76, 76 CMYK 0, 0, 0, 85 #4C4C4C MEDIUM GRAY RGB 159, 159, 159 CMYK 0, 0, 0, 45 #9F9F9F LIGHT GRAY RGB 229, 229, 229 CMYK 0, 0, 0, 25 #E5E5E5 Second Quarter 2022 Earnings August 4, 2022

FUNKO 2019 BRAND COLORS FUNKO BLUE RGB 0,124, 236 CMYK 90, 45, 0, 0 #077CEC FUNKO GRAY RGB 242, 242, 242 CMYK 0, 0, 0, 15 #FEFEFE WHITE RGB 255, 255, 255 CMYK 0, 0, 0, 0 #FFFFFF YELLOW RGB 252, 195, 68 CMYK 0, 25, 80, 0 #FCC344 RED RGB 221, 44, 44 CMYK 10, 95, 95, 0 #DD2C2C PURPLE RGB 46, 30, 124 CMYK 95,100, 0, 5 #2E1E7C BLACK RGB 39, 39, 39 CMYK 0, 0, 0, 95 #272727 DARK GRAY RGB 76, 76, 76 CMYK 0, 0, 0, 85 #4C4C4C MEDIUM GRAY RGB 159, 159, 159 CMYK 0, 0, 0, 45 #9F9F9F LIGHT GRAY RGB 229, 229, 229 CMYK 0, 0, 0, 25 #E5E5E5 HOLLYWOOD UPDATE 2 Cautionary Notes This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in this presentation, including statements regarding our future results of operations and financial position, industry dynamics, our mission, growth opportunities, business strategy and plans and our objectives for future operations, including expanding into new product categories, our e-commerce business, the underlying trends in our business, including supply chain constraints, inflation and other macroeconomic trends, and the ongoing impact of COVID-19 on our business and expected recovery are forward-looking statements. The words “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms and similar expressions are intended to identify forward-looking statements. The forward-looking statements in this presentation are only predictions. We have based these forward- looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our business, financial condition and results of operations. Forward-looking statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including without limitation risks related to the impact of COVID-19 on our business, financial results and financial condition; our ability to execute our business strategy; our ability to maintain and realize the full value of our license agreements; potential negative impacts of global and regional economic downturns; changes in the retail industry and markets for our consumer products; our ability to maintain our relationships with retail customers and distributors; our ability to compete effectively; fluctuations in our gross margin; our dependence on content development and creation by third parties; the ongoing level of popularity of our products with consumers; our ability to manage our inventories; our ability to develop and introduce products in a timely and cost-effective manner; our ability to obtain, maintain and protect our intellectual property rights or those of our licensors; potential violations of the intellectual property rights of others; risks associated with counterfeit versions of our products; our ability to attract and retain qualified employees and maintain our corporate culture; our use of third-party manufacturing; risks associated with our international operations, including the impact of freight rates; changes in effective tax rates or tax law; foreign currency exchange rate exposure; the possibility or existence of global and regional economic downturns; our dependence on vendors and outsourcers; risks relating to government regulation; risks relating to litigation, including products liability claims and securities class action litigation; any failure to successfully integrate or realize the anticipated benefits of acquisitions or investments; reputational risk resulting from our e-commerce business and social media presence; risks relating to our indebtedness and our ability to secure additional financing; the potential for our electronic data or the electronic data of our customers to be compromised; the influence of our significant stockholder, TCG, and the possibility that TCG’s interests may conflict with the interests of our other stockholders; risks relating to our organizational structure; volatility in the price of our Class A common stock; risks associated with our internal control over financial reporting; and the important factors discussed under the caption “Risk Factors” in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2022 and our other filings with the Securities and Exchange Commission. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely on these forward-looking statements as predictions of future events. The events and circumstances reflected in our forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. In addition, statements that “we believe” and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based upon information available to us as of the date hereof, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely upon these statements. You should read this presentation with the understanding that our actual future results, levels of activity, performance and achievements may be materially different from what we expect. We qualify all of our forward-looking statements by these cautionary statements. These forward-looking statements speak only as of the date of this presentation, and except as otherwise required by law, we do not plan to publicly update or revise any forward-looking statements contained in this presentation, whether as a result of any new information, future events or otherwise. Unless otherwise indicated, information contained in this presentation concerning our industry, competitive position and the markets in which we operate is based on information from independent industry and research organizations, other third-party sources and management estimates. Management estimates are derived from publicly available information released by independent industry analysts and other third-party sources, as well as data from our internal research, and are based on assumptions made by us upon reviewing such data, and our experience in, and knowledge of, such industry and markets, which we believe to be reasonable. In addition, projections, assumptions and estimates of the future performance of the industry in which we operate and our future performance are necessarily subject to uncertainty and risk due to a variety of factors, including those described above. These and other factors could cause results to differ materially from those expressed in the estimates made by independent parties and by us.

3 FUNKO 2022 is built on the principle that everyone is a fan of something…

4 FUNKO 2022 … and Funko Has Something for Every Fan Movies TV Music Sports Anime Games Note: Represents a sampling of our current portfolio offerings as of June 30, 2022.

FUNKO 2019 BRAND COLORS FUNKO BLUE RGB 0,124, 236 CMYK 90, 45, 0, 0 #077CEC FUNKO GRAY RGB 242, 242, 242 CMYK 0, 0, 0, 15 #FEFEFE WHITE RGB 255, 255, 255 CMYK 0, 0, 0, 0 #FFFFFF YELLOW RGB 252, 195, 68 CMYK 0, 25, 80, 0 #FCC344 RED RGB 221, 44, 44 CMYK 10, 95, 95, 0 #DD2C2C PURPLE RGB 46, 30, 124 CMYK 95,100, 0, 5 #2E1E7C BLACK RGB 39, 39, 39 CMYK 0, 0, 0, 95 #272727 DARK GRAY RGB 76, 76, 76 CMYK 0, 0, 0, 85 #4C4C4C MEDIUM GRAY RGB 159, 159, 159 CMYK 0, 0, 0, 45 #9F9F9F LIGHT GRAY RGB 229, 229, 229 CMYK 0, 0, 0, 25 #E5E5E5 HOLLYWOOD UPDATE 5 Q2 Operating Highlights • Broad-based net sales growth in all geographies and brand categories • Record net sales quarter for Loungefly ($70.0 million, +114% y/y) • Direct-to-consumer sales grew 26% y/y on continued growth in e-commerce and physical store operating metrics • Continued to set the bar for accessible and fun entry into NFT collecting with frequent Digital Pop! NFT drops, including our largest-to-date, DC comics • Acquired high-end collectible company Mondo, bringing iconic vinyl records, posters, and other collectibles to Funko’s pop culture platform (1) Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP measures. Please see the Supplemental Financial Information section for a reconciliation to the most directly comparable US GAAP measures for Adjusted EBITDA. Adjusted EBITDA margin is defined as Adjusted EBITDA divided by net sales. (2) Total liquidity is calculated as cash and cash equivalents plus availability under the Company’s $100 million revolving credit facility.

HOLLYWOOD UPDATE 6 Q2 & TD Financial Summary Q2’22 Q2’21 % Change Net sales Gross profit(1) Gross margin %(1) SG&A D&A Income from operations Operating margin % Net income Net Income Margin% Adjusted net income(2) Adjusted net income margin %(2) Adjusted earnings per share(2) Adjusted EBITDA(2) Adjusted EBITDA margin %(2) $ millions, except per share amounts, unaudited $315.7 33.7% $103.1 11.7% 32.7% $8.9 (67.2)% 2.8% $0.26 (35.2)% $31.8 (22.7)% 10.1% $14.0 (35.6)% 4.4% $15.8 (24.6)% 1. Gross Profit and Gross Margin are calculated exclusive of depreciation and amortization. 2. Adjusted EBITDA, Adjusted EBITDA margin, Adjusted Net Income, Adjusted net income Margin and Adjusted Earnings per Share are non-GAAP measures. Please see the Supplemental Financial Information section for a reconciliation to the most directly comparable US GAAP measures for Adjusted EBITDA, Adjusted Net Income and Adjusted Earnings per Share. Adjusted EBITDA margin is defined as Adjusted EBITDA divided by Net Sales. Adjusted Net Income Margin is defined as Adjusted Net Income divided by Net Sales. $82.7 $11.5 12.7% 50.7% 5.0% YTD’22 YTD’21 % Change $624.1 46.7% $211.8 24.1% 33.9% $28.7 (34.8)% 4.6% $0.60 (7.2)% $68.0 (4.0)% 10.9% $32.4 (6.5)% 5.2% $30.3 (5.4)% 7.4% 51.8%$161.1 $22.0 4.9% $236.1 $92.4 39.1% $27.3 11.6% $0.40 $41.1 17.4% $21.7 9.2% $20.9 $54.9 $10.2 8.9% $425.3 $170.7 40.1% $44.1 10.4% $0.65 $70.8 16.7% $34.6 8.1% $32.0 $106.1 $20.5 7.5%

FUNKO 2019 BRAND COLORS FUNKO BLUE RGB 0,124, 236 CMYK 90, 45, 0, 0 #077CEC FUNKO GRAY RGB 242, 242, 242 CMYK 0, 0, 0, 15 #FEFEFE WHITE RGB 255, 255, 255 CMYK 0, 0, 0, 0 #FFFFFF YELLOW RGB 252, 195, 68 CMYK 0, 25, 80, 0 #FCC344 RED RGB 221, 44, 44 CMYK 10, 95, 95, 0 #DD2C2C PURPLE RGB 46, 30, 124 CMYK 95,100, 0, 5 #2E1E7C BLACK RGB 39, 39, 39 CMYK 0, 0, 0, 95 #272727 DARK GRAY RGB 76, 76, 76 CMYK 0, 0, 0, 85 #4C4C4C MEDIUM GRAY RGB 159, 159, 159 CMYK 0, 0, 0, 45 #9F9F9F LIGHT GRAY RGB 229, 229, 229 CMYK 0, 0, 0, 25 #E5E5E5 HOLLYWOOD UPDATE 7 Q2 Active Properties & Net Sales per Active Property Second Quarter Active Properties down 4.2% Net Sales per Active Property up 39.5% Active Properties Net Sales per Active Property Funko is built on having a large and diverse set of licenses with the ability to leverage evergreen content Net sales per active property increased in the quarter reflecting record demand levels $ in thousands, unaudited Active Properties & Net Sales per Active Property Year-to-Date Active Properties up 0.6% Net Sales per Active Property up 45.9% 795 762 $297 $414 Q2'21 Q2'22 846 851 $503 $733 YTD'21 YTD'22

FUNKO 2019 BRAND COLORS FUNKO BLUE RGB 0,124, 236 CMYK 90, 45, 0, 0 #077CEC FUNKO GRAY RGB 242, 242, 242 CMYK 0, 0, 0, 15 #FEFEFE WHITE RGB 255, 255, 255 CMYK 0, 0, 0, 0 #FFFFFF YELLOW RGB 252, 195, 68 CMYK 0, 25, 80, 0 #FCC344 RED RGB 221, 44, 44 CMYK 10, 95, 95, 0 #DD2C2C PURPLE RGB 46, 30, 124 CMYK 95,100, 0, 5 #2E1E7C BLACK RGB 39, 39, 39 CMYK 0, 0, 0, 95 #272727 DARK GRAY RGB 76, 76, 76 CMYK 0, 0, 0, 85 #4C4C4C MEDIUM GRAY RGB 159, 159, 159 CMYK 0, 0, 0, 45 #9F9F9F LIGHT GRAY RGB 229, 229, 229 CMYK 0, 0, 0, 25 #E5E5E5 1 2 3 5 7 4 6 8 Q2’22 34% 6%* 9 Top 10 Properties % of Net Sales The top property in Q2'22 represented 6% of sales Evergreen properties accounted for 63% of sales in Q2'22 Q2'22 Commentary *% of net sales Q4’21 31% 5%* Q1’22 31% Q2’21 31% 8 Top Properties Breakout 6%* Q3’21 33% 6%* 1010 6%*

FUNKO 2019 BRAND COLORS FUNKO BLUE RGB 0,124, 236 CMYK 90, 45, 0, 0 #077CEC FUNKO GRAY RGB 242, 242, 242 CMYK 0, 0, 0, 15 #FEFEFE WHITE RGB 255, 255, 255 CMYK 0, 0, 0, 0 #FFFFFF YELLOW RGB 252, 195, 68 CMYK 0, 25, 80, 0 #FCC344 RED RGB 221, 44, 44 CMYK 10, 95, 95, 0 #DD2C2C PURPLE RGB 46, 30, 124 CMYK 95,100, 0, 5 #2E1E7C BLACK RGB 39, 39, 39 CMYK 0, 0, 0, 95 #272727 DARK GRAY RGB 76, 76, 76 CMYK 0, 0, 0, 85 #4C4C4C MEDIUM GRAY RGB 159, 159, 159 CMYK 0, 0, 0, 45 #9F9F9F LIGHT GRAY RGB 229, 229, 229 CMYK 0, 0, 0, 25 #E5E5E5 HOLLYWOOD UPDATE 9 Q2 Geographic Performance United States 41.7% increase Europe Other International 21.8% increase 1.2% increase $ in millions, unaudited $163.2 $231.2 Q2'21 Q2'22 $52.0 $63.4 Q2'21 Q2'22 $20.9 $21.1 Q2'21 Q2'22 US net sales grew 41.7% driven by strong Loungefly, direct-to-consumer and mass market sales; Europe net sales grew 21.8% driven by focused execution ; Other International net sales grew 1.2% with results mixed across geographic regions

FUNKO 2019 BRAND COLORS FUNKO BLUE RGB 0,124, 236 CMYK 90, 45, 0, 0 #077CEC FUNKO GRAY RGB 242, 242, 242 CMYK 0, 0, 0, 15 #FEFEFE WHITE RGB 255, 255, 255 CMYK 0, 0, 0, 0 #FFFFFF YELLOW RGB 252, 195, 68 CMYK 0, 25, 80, 0 #FCC344 RED RGB 221, 44, 44 CMYK 10, 95, 95, 0 #DD2C2C PURPLE RGB 46, 30, 124 CMYK 95,100, 0, 5 #2E1E7C BLACK RGB 39, 39, 39 CMYK 0, 0, 0, 95 #272727 DARK GRAY RGB 76, 76, 76 CMYK 0, 0, 0, 85 #4C4C4C MEDIUM GRAY RGB 159, 159, 159 CMYK 0, 0, 0, 45 #9F9F9F LIGHT GRAY RGB 229, 229, 229 CMYK 0, 0, 0, 25 #E5E5E5 HOLLYWOOD UPDATE 10 YTD Geographic Performance United States 54.6% increase Europe Other International 31.2% increase 19.2% increase $ in millions, unaudited $299.7 $463.4 YTD'21 YTD'22 $91.8 $120.4 YTD'21 YTD'22 $33.8 $40.2 YTD'21 YTD'22

FUNKO 2019 BRAND COLORS FUNKO BLUE RGB 0,124, 236 CMYK 90, 45, 0, 0 #077CEC FUNKO GRAY RGB 242, 242, 242 CMYK 0, 0, 0, 15 #FEFEFE WHITE RGB 255, 255, 255 CMYK 0, 0, 0, 0 #FFFFFF YELLOW RGB 252, 195, 68 CMYK 0, 25, 80, 0 #FCC344 RED RGB 221, 44, 44 CMYK 10, 95, 95, 0 #DD2C2C PURPLE RGB 46, 30, 124 CMYK 95,100, 0, 5 #2E1E7C BLACK RGB 39, 39, 39 CMYK 0, 0, 0, 95 #272727 DARK GRAY RGB 76, 76, 76 CMYK 0, 0, 0, 85 #4C4C4C MEDIUM GRAY RGB 159, 159, 159 CMYK 0, 0, 0, 45 #9F9F9F LIGHT GRAY RGB 229, 229, 229 CMYK 0, 0, 0, 25 #E5E5E5 HOLLYWOOD UPDATE 11 Q2 Brand Category Performance Core Collectible 21.3% increase Core Collectible Brands grew on strong results across the category, including Pop! and newer brands like Soda and Popsies; Loungefly growth was primarily driven by bags and wallets and improving product availability; Other branded products growth was driven by games, toys and digital products Loungefly Other 114.3% increase 11.6% increase $ in millions, unaudited $192.1 $233.0 Q2'21 Q2'22 $32.7 $70.0 Q2'21 Q2'22 $11.4 $12.7 Q2'21 Q2'22

FUNKO 2019 BRAND COLORS FUNKO BLUE RGB 0,124, 236 CMYK 90, 45, 0, 0 #077CEC FUNKO GRAY RGB 242, 242, 242 CMYK 0, 0, 0, 15 #FEFEFE WHITE RGB 255, 255, 255 CMYK 0, 0, 0, 0 #FFFFFF YELLOW RGB 252, 195, 68 CMYK 0, 25, 80, 0 #FCC344 RED RGB 221, 44, 44 CMYK 10, 95, 95, 0 #DD2C2C PURPLE RGB 46, 30, 124 CMYK 95,100, 0, 5 #2E1E7C BLACK RGB 39, 39, 39 CMYK 0, 0, 0, 95 #272727 DARK GRAY RGB 76, 76, 76 CMYK 0, 0, 0, 85 #4C4C4C MEDIUM GRAY RGB 159, 159, 159 CMYK 0, 0, 0, 45 #9F9F9F LIGHT GRAY RGB 229, 229, 229 CMYK 0, 0, 0, 25 #E5E5E5 HOLLYWOOD UPDATE 12 YTD Brand Category Performance Core Collectible 35.5% increase Loungefly Other 109.6% increase 63.6% increase $ in millions, unaudited $348.9 $472.7 YTD'21 YTD'22 $57.3 $120.1 YTD'21 YTD'22 $19.1 $31.3 YTD'21 YTD'22

FUNKO 2019 BRAND COLORS FUNKO BLUE RGB 0,124, 236 CMYK 90, 45, 0, 0 #077CEC FUNKO GRAY RGB 242, 242, 242 CMYK 0, 0, 0, 15 #FEFEFE WHITE RGB 255, 255, 255 CMYK 0, 0, 0, 0 #FFFFFF YELLOW RGB 252, 195, 68 CMYK 0, 25, 80, 0 #FCC344 RED RGB 221, 44, 44 CMYK 10, 95, 95, 0 #DD2C2C PURPLE RGB 46, 30, 124 CMYK 95,100, 0, 5 #2E1E7C BLACK RGB 39, 39, 39 CMYK 0, 0, 0, 95 #272727 DARK GRAY RGB 76, 76, 76 CMYK 0, 0, 0, 85 #4C4C4C MEDIUM GRAY RGB 159, 159, 159 CMYK 0, 0, 0, 45 #9F9F9F LIGHT GRAY RGB 229, 229, 229 CMYK 0, 0, 0, 25 #E5E5E5 HOLLYWOOD UPDATE 14 3 Q2 & TD Adjusted EBITDA(1) Adjusted EBITDA(1) Second Quarter Year-to-Date Adjusted EBITDA Margin(1) 1. See Supplemental Financial Information section for a reconciliation of Adjusted EBITDA, a non-GAAP measure, to the most directly comparable US GAAP measure. Adjusted EBITDA Margin is defined as Adjusted EBITDA divided by net sales. 17.4% 10.1% 6.6%16.7% 10.9 Inflationary supply chain pressures as well as in-quarter expenses related to our distribution center relocation and ERP implementation drove a decrease in adjusted EBITDA and adjusted EBITDA margins(1) of 22.7% y/y and 730 bps respectively $ in millions, unaudited $41.1 $31.8 Q2'21 Q2'22 $70.8 $68.0 YTD’21 YTD’22

FUNKO 2019 BRAND COLORS FUNKO BLUE RGB 0,124, 236 CMYK 90, 45, 0, 0 #077CEC FUNKO GRAY RGB 242, 242, 242 CMYK 0, 0, 0, 15 #FEFEFE WHITE RGB 255, 255, 255 CMYK 0, 0, 0, 0 #FFFFFF YELLOW RGB 252, 195, 68 CMYK 0, 25, 80, 0 #FCC344 RED RGB 221, 44, 44 CMYK 10, 95, 95, 0 #DD2C2C PURPLE RGB 46, 30, 124 CMYK 95,100, 0, 5 #2E1E7C BLACK RGB 39, 39, 39 CMYK 0, 0, 0, 95 #272727 DARK GRAY RGB 76, 76, 76 CMYK 0, 0, 0, 85 #4C4C4C MEDIUM GRAY RGB 159, 159, 159 CMYK 0, 0, 0, 45 #9F9F9F LIGHT GRAY RGB 229, 229, 229 CMYK 0, 0, 0, 25 #E5E5E5 HOLLYWOOD UPDATE 15 4 Q2 & TD Adjusted Net Income(1) 1. See Supplemental Financial Information section for a reconciliation of Adjusted Net Income, a non-GAAP measure, to the most directly comparable US GAAP measure. Adjusted Net Income Margin is defined as Adjusted Net Income divided by net sales. Adjusted Net Income(1) Second Quarter Year-to-Date Adjusted Net Income Margin(1) 9.2% 4.4% 6%8.1% 5.2 Inflationary supply chain pressures as well as in-quarter expenses related to our distribution center relocation and ERP implementation drove a decrease in adjusted Net Income and adjusted Net Income margin(1) of 36% y/y and 476 bps respectively $ in millions, unaudited $21.7 $14.0 Q2’21 Q2’22 $34.6 $32.4 YTD’21 YTD’22

FUNKO 2019 BRAND COLORS FUNKO BLUE RGB 0,124, 236 CMYK 90, 45, 0, 0 #077CEC FUNKO GRAY RGB 242, 242, 242 CMYK 0, 0, 0, 15 #FEFEFE WHITE RGB 255, 255, 255 CMYK 0, 0, 0, 0 #FFFFFF YELLOW RGB 252, 195, 68 CMYK 0, 25, 80, 0 #FCC344 RED RGB 221, 44, 44 CMYK 10, 95, 95, 0 #DD2C2C PURPLE RGB 46, 30, 124 CMYK 95,100, 0, 5 #2E1E7C BLACK RGB 39, 39, 39 CMYK 0, 0, 0, 95 #272727 DARK GRAY RGB 76, 76, 76 CMYK 0, 0, 0, 85 #4C4C4C MEDIUM GRAY RGB 159, 159, 159 CMYK 0, 0, 0, 45 #9F9F9F LIGHT GRAY RGB 229, 229, 229 CMYK 0, 0, 0, 25 #E5E5E5 HOLLYWOOD UPDATE 16 5 Key Balance Sheet Highlights 1. Total Debt is defined as the amount outstanding under the Company’s Line of Credit plus Current Portion of Long-Term Debt, Net of Unamortized Discount plus Long-Term Debt, Net of Unamortized Discount 2. Total liquidity is calculated as cash and cash equivalents plus availability under the Company’s $100 million and $75 million revolving credit facility, respectively. 6/30/2021 YoY % Change Cash & Cash Equivalents Accounts Receivable, net Inventory Total Debt(1) $95.5 $138.9 $86.4 $177.4 $ in millions, unaudited (41.1)% 40.9% 170.9% 32.2% 6/30/2022 $56.2 $195.6 $234.0 $234.5 Total Liquidity(2) $170.5 (49.4)%$86.2

FUNKO 2019 BRAND COLORS FUNKO BLUE RGB 0,124, 236 CMYK 90, 45, 0, 0 #077CEC FUNKO GRAY RGB 242, 242, 242 CMYK 0, 0, 0, 15 #FEFEFE WHITE RGB 255, 255, 255 CMYK 0, 0, 0, 0 #FFFFFF YELLOW RGB 252, 195, 68 CMYK 0, 25, 80, 0 #FCC344 RED RGB 221, 44, 44 CMYK 10, 95, 95, 0 #DD2C2C PURPLE RGB 46, 30, 124 CMYK 95,100, 0, 5 #2E1E7C BLACK RGB 39, 39, 39 CMYK 0, 0, 0, 95 #272727 DARK GRAY RGB 76, 76, 76 CMYK 0, 0, 0, 85 #4C4C4C MEDIUM GRAY RGB 159, 159, 159 CMYK 0, 0, 0, 45 #9F9F9F LIGHT GRAY RGB 229, 229, 229 CMYK 0, 0, 0, 25 #E5E5E5 HOLLYWOOD UPDATE 17 6 Liquidity Overview 1. Total liquidity is calculated as cash and cash equivalents plus availability under the Company’s $100 million current revolving credit facility or $75 million former revolving credit facility, as applicable. Liquidity declined y/y due to variability in quarterly cash flow, greater working capital needs due to supply chain disruption, near-term infrastructure investments and an in-quarter acquisition Total Liquidity(1) 2021 2022 $ in millions, unaudited $149.7 $170.5 $193.2 $183.6 $133.1 $86.2 Q1’21 Q2’21 Q3’21 Q4’21 Q1’22 Q2’22

FUNKO 2019 BRAND COLORS FUNKO BLUE RGB 0,124, 236 CMYK 90, 45, 0, 0 #077CEC FUNKO GRAY RGB 242, 242, 242 CMYK 0, 0, 0, 15 #FEFEFE WHITE RGB 255, 255, 255 CMYK 0, 0, 0, 0 #FFFFFF YELLOW RGB 252, 195, 68 CMYK 0, 25, 80, 0 #FCC344 RED RGB 221, 44, 44 CMYK 10, 95, 95, 0 #DD2C2C PURPLE RGB 46, 30, 124 CMYK 95,100, 0, 5 #2E1E7C BLACK RGB 39, 39, 39 CMYK 0, 0, 0, 95 #272727 DARK GRAY RGB 76, 76, 76 CMYK 0, 0, 0, 85 #4C4C4C MEDIUM GRAY RGB 159, 159, 159 CMYK 0, 0, 0, 45 #9F9F9F LIGHT GRAY RGB 229, 229, 229 CMYK 0, 0, 0, 25 #E5E5E5 HOLLYWOOD UPDATE 18 7 Debt Overview 1. Total Debt is defined as the amount outstanding under the Company’s Line of Credit plus Current Portion of Long-Term Debt, Net of Unamortized Discount plus Long-Term Debt, Net of Unamortized Discount Total debt increased 32.2% from Q2’21 to support near-term infrastructure investments Total Debt(1) $ in millions, unaudited 2021 2022 $183.0 $177.4 $177.6 $173.2 $168.9 $234.5 Q1’21 Q2’21 Q3’21 Q4’21 Q1’22 Q2’22

FUNKO 2019 BRAND COLORS FUNKO BLUE RGB 0,124, 236 CMYK 90, 45, 0, 0 #077CEC FUNKO GRAY RGB 242, 242, 242 CMYK 0, 0, 0, 15 #FEFEFE WHITE RGB 255, 255, 255 CMYK 0, 0, 0, 0 #FFFFFF YELLOW RGB 252, 195, 68 CMYK 0, 25, 80, 0 #FCC344 RED RGB 221, 44, 44 CMYK 10, 95, 95, 0 #DD2C2C PURPLE RGB 46, 30, 124 CMYK 95,100, 0, 5 #2E1E7C BLACK RGB 39, 39, 39 CMYK 0, 0, 0, 95 #272727 DARK GRAY RGB 76, 76, 76 CMYK 0, 0, 0, 85 #4C4C4C MEDIUM GRAY RGB 159, 159, 159 CMYK 0, 0, 0, 45 #9F9F9F LIGHT GRAY RGB 229, 229, 229 CMYK 0, 0, 0, 25 #E5E5E5 Supplemental Financial Information

FUNKO 2019 BRAND COLORS FUNKO BLUE RGB 0,124, 236 CMYK 90, 45, 0, 0 #077CEC FUNKO GRAY RGB 242, 242, 242 CMYK 0, 0, 0, 15 #FEFEFE WHITE RGB 255, 255, 255 CMYK 0, 0, 0, 0 #FFFFFF YELLOW RGB 252, 195, 68 CMYK 0, 25, 80, 0 #FCC344 RED RGB 221, 44, 44 CMYK 10, 95, 95, 0 #DD2C2C PURPLE RGB 46, 30, 124 CMYK 95,100, 0, 5 #2E1E7C BLACK RGB 39, 39, 39 CMYK 0, 0, 0, 95 #272727 DARK GRAY RGB 76, 76, 76 CMYK 0, 0, 0, 85 #4C4C4C MEDIUM GRAY RGB 159, 159, 159 CMYK 0, 0, 0, 45 #9F9F9F LIGHT GRAY RGB 229, 229, 229 CMYK 0, 0, 0, 25 #E5E5E5 HOLLYWOOD UPDATE 20 9 Condensed Consolidated Statements of Operations (Unaudited) Three Months Ended June 30, Six Months Ended June 30, 2022 2021 2022 2021 (In thousands, except per share data) Net sales $ 315,716 $ 236,110 $ 624,059 $ 425,287 Cost of sales (exclusive of depreciation and amortization shown separately below) 212,597 143,756 412,246 254,609 Selling, general, and administrative expenses 82,693 54,875 161,113 106,142 Depreciation and amortization 11,483 10,188 21,954 20,450 Total operating expenses 306,773 208,819 595,313 381,201 Income from operations 8,943 27,291 28,746 44,086 Interest expense, net 1,667 1,973 2,877 4,210 Other expense (income), net 435 (208) 832 971 Income before income taxes 6,841 25,526 25,037 38,905 Income tax (benefit) expense (8,952) 4,582 (5,274) 6,875 Net income 15,793 20,944 30,311 32,030 Less: net income attributable to non-controlling interests 1,121 7,131 5,757 11,703 Net income attributable to Funko, Inc. $ 14,672 $ 13,813 $ 24,554 $ 20,327 Earnings per share of Class A common stock: Basic $ 0.34 $ 0.36 $ 0.58 $ 0.55 Diluted $ 0.28 $ 0.34 $ 0.53 $ 0.52 Weighted average shares of Class A common stock outstanding: Basic 43,741 37,881 42,042 37,047 Diluted 53,824 40,555 53,976 39,207

FUNKO 2019 BRAND COLORS FUNKO BLUE RGB 0,124, 236 CMYK 90, 45, 0, 0 #077CEC FUNKO GRAY RGB 242, 242, 242 CMYK 0, 0, 0, 15 #FEFEFE WHITE RGB 255, 255, 255 CMYK 0, 0, 0, 0 #FFFFFF YELLOW RGB 252, 195, 68 CMYK 0, 25, 80, 0 #FCC344 RED RGB 221, 44, 44 CMYK 10, 95, 95, 0 #DD2C2C PURPLE RGB 46, 30, 124 CMYK 95,100, 0, 5 #2E1E7C BLACK RGB 39, 39, 39 CMYK 0, 0, 0, 95 #272727 DARK GRAY RGB 76, 76, 76 CMYK 0, 0, 0, 85 #4C4C4C MEDIUM GRAY RGB 159, 159, 159 CMYK 0, 0, 0, 45 #9F9F9F LIGHT GRAY RGB 229, 229, 229 CMYK 0, 0, 0, 25 #E5E5E5 HOLLYWOOD UPDATE 20 Condensed Consolidated Balance Sheets June 30, 2022 (unaudited) December 31, 2021 (In thousands, except per share amounts) Assets Current assets: Cash and cash equivalents $ 56,191 $ 83,557 Accounts receivable, net 195,644 187,688 Inventory 233,974 166,428 Prepaid expenses and other current assets 37,909 14,925 Total current assets 523,718 452,598 Property and equipment, net 94,742 58,828 Operating lease right-of-use assets 71,358 53,466 Goodwill 132,464 126,651 Intangible assets, net 184,089 189,619 Deferred tax asset 116,542 74,412 Other assets 15,767 11,929 Total assets $ 1,138,680 $ 967,503 Liabilities and Stockholders’ Equity Current liabilities: Line of credit $ 70,000 $ — Current portion of long-term debt, net of unamortized discount 17,427 17,395 Current portion of operating lease liabilities 17,398 14,959 Accounts payable 114,218 57,238 Income taxes payable 417 15,994 Accrued royalties 49,997 58,158 Accrued expenses and other current liabilities 113,920 121,267 Total current liabilities 383,377 285,011 Long-term debt, net of unamortized discount 147,094 155,818 Operating lease liabilities, net of current portion 83,230 50,459 Deferred tax liability 582 648 Liabilities under tax receivable agreement, net of current portion 100,875 75,523 Other long-term liabilities 3,559 3,486 Commitments and Contingencies Stockholders’ equity: Class A common stock, par value $0.0001 per share, 200,000 shares authorized; 46,832 and 40,088 shares issued and outstanding as of June 30, 2022 and December 31, 2021, respectively 5 4 Class B common stock, par value $0.0001 per share, 50,000 shares authorized; 3,293 and 10,691 shares issued and outstanding as of June 30, 2022 and December 31, 2021, respectively — 1 Additional paid-in-capital 304,258 252,505 Accumulated other comprehensive (loss) income (2,575) 1,078 Retained earnings 92,604 68,050 Total stockholders’ equity attributable to Funko, Inc. 394,292 321,638 Non-controlling interests 25,671 74,920 Total stockholders’ equity 419,963 396,558 Total liabilities and stockholders’ equity $ 1,138,680 $ 967,503

FUNKO 2019 BRAND COLORS FUNKO BLUE RGB 0,124, 236 CMYK 90, 45, 0, 0 #077CEC FUNKO GRAY RGB 242, 242, 242 CMYK 0, 0, 0, 15 #FEFEFE WHITE RGB 255, 255, 255 CMYK 0, 0, 0, 0 #FFFFFF YELLOW RGB 252, 195, 68 CMYK 0, 25, 80, 0 #FCC344 RED RGB 221, 44, 44 CMYK 10, 95, 95, 0 #DD2C2C PURPLE RGB 46, 30, 124 CMYK 95,100, 0, 5 #2E1E7C BLACK RGB 39, 39, 39 CMYK 0, 0, 0, 95 #272727 DARK GRAY RGB 76, 76, 76 CMYK 0, 0, 0, 85 #4C4C4C MEDIUM GRAY RGB 159, 159, 159 CMYK 0, 0, 0, 45 #9F9F9F LIGHT GRAY RGB 229, 229, 229 CMYK 0, 0, 0, 25 #E5E5E5 HOLLYWOOD UPDATE 21 Condensed Consolidated Statements of Cash Flows (Unaudited) Six Months Ended June 30, 2022 2021 (In thousands) Operating Activities Net income $ 30,311 $ 32,030 Adjustments to reconcile net income to net cash (used in) provided by operating activities: Depreciation, amortization and other 21,586 19,792 Equity-based compensation 7,322 6,211 Amortization of debt issuance costs and debt discounts 433 643 Other 2,588 1,319 Changes in operating assets and liabilities, net of amounts acquired: Accounts receivable, net (9,667) (7,169) Inventory (68,921) (26,383) Prepaid expenses and other assets (27,985) 2,097 Accounts payable 57,661 8,305 Income taxes payable (15,542) 5,356 Accrued royalties (9,776) 1,531 Accrued expenses and other liabilities (18,149) 27,699 Net cash (used in) provided by operating activities (30,139) 71,431 Investing Activities Purchases of property and equipment (33,713) (10,128) Acquisitions of businesses and related intangible assets, net of cash (13,968) (1,001) Other 61 — Net cash used in investing activities (47,620) (11,129) Financing Activities Borrowings on line of credit 70,000 — Payments of long-term debt (9,000) (13,875) Distributions to continuing equity owners (10,224) (6,913) Payments under tax receivable agreement — (6) Proceeds from exercise of equity-based options 559 3,678 Net cash provided by (used in) financing activities 51,335 (17,116) Effect of exchange rates on cash and cash equivalents (942) 33 Net change in cash and cash equivalents (27,366) 43,219 Cash and cash equivalents at beginning of period 83,557 52,255 Cash and cash equivalents at end of period $ 56,191 $ 95,474

FUNKO 2019 BRAND COLORS FUNKO BLUE RGB 0,124, 236 CMYK 90, 45, 0, 0 #077CEC FUNKO GRAY RGB 242, 242, 242 CMYK 0, 0, 0, 15 #FEFEFE WHITE RGB 255, 255, 255 CMYK 0, 0, 0, 0 #FFFFFF YELLOW RGB 252, 195, 68 CMYK 0, 25, 80, 0 #FCC344 RED RGB 221, 44, 44 CMYK 10, 95, 95, 0 #DD2C2C PURPLE RGB 46, 30, 124 CMYK 95,100, 0, 5 #2E1E7C BLACK RGB 39, 39, 39 CMYK 0, 0, 0, 95 #272727 DARK GRAY RGB 76, 76, 76 CMYK 0, 0, 0, 85 #4C4C4C MEDIUM GRAY RGB 159, 159, 159 CMYK 0, 0, 0, 45 #9F9F9F LIGHT GRAY RGB 229, 229, 229 CMYK 0, 0, 0, 25 #E5E5E5 HOLLYWOOD UPDATE 22 Reconciliation of Non-GAAP Financial Metrics (Unaudited) 1. Represents the reallocation of net income attributable to non-controlling interests from the assumed exchange of common units of FAH, LLC for Class A common stock in periods in which income was attributable to non- controlling interests. 2. Represents non-cash charges related to equity-based compensation programs, which vary from period to period depending on the timing of awards. 3. For the six months ended June 30, 2022 includes acquisition-related costs related to investment banking and due diligence fees. 4. For the three and six months ended June 30, 2022, includes charges related to one-time relocation costs for U.S. warehouse personnel and inventory in connection with the new opening of a warehouse and distribution facility in Buckeye, Arizona. For the three and six months ended June 30, 2021, represents severance, relocation and related costs associated with residual payment of global workforce reduction implemented in response to the COVID-19 pandemic. 5. Represents both unrealized and realized foreign currency gains and losses on transactions denominated other than in U.S. dollars, including derivative gains and losses on foreign currency forward exchange contracts. 6. Represents the income tax expense effect of the above adjustments. This adjustment uses an effective tax rate of 25% for all periods presented. For the three and six months ended June 30, 2022, this also includes the $11.0 million discrete benefit from the release of a valuation allowance on the outside basis deferred tax asset. Three Months Ended June 30, Six Months Ended June 30, 2022 2021 2022 2021 (In thousands, except per share data) Net income attributable to Funko, Inc. $ 14,672 $ 13,813 $ 24,554 $ 20,327 Reallocation of net income attributable to non-controlling interests from the assumed exchange of common units of FAH, LLC for Class A common stock (1) 1,121 7,131 5,757 11,703 Equity-based compensation (2) 3,953 3,521 7,322 6,211 Acquisition transaction costs and other expenses (3) 1,920 — 2,850 — Certain severance, relocation and related costs (4) 5,453 56 7,133 81 Foreign currency transaction loss (5) 434 (208) 831 971 Income tax expense (6) (13,602) (2,642) (16,067) (4,667) Adjusted net income $ 13,951 $ 21,671 $ 32,380 $ 34,626 Adjusted net income margin 4.4% 9.2% 5.2% 8.1 % Weighted-average shares of Class A common stock outstanding-basic 43,741 37,881 42,042 37,047 Equity-based compensation awards and common units of FAH, LLC that are convertible into Class A common stock 10,083 16,317 11,935 16,537 Adjusted weighted-average shares of Class A stock outstanding - diluted 53,824 54,198 53,977 53,584 Adjusted earnings per diluted share $ 0.26 $ 0.40 $ 0.60 $ 0.65

FUNKO 2019 BRAND COLORS FUNKO BLUE RGB 0,124, 236 CMYK 90, 45, 0, 0 #077CEC FUNKO GRAY RGB 242, 242, 242 CMYK 0, 0, 0, 15 #FEFEFE WHITE RGB 255, 255, 255 CMYK 0, 0, 0, 0 #FFFFFF YELLOW RGB 252, 195, 68 CMYK 0, 25, 80, 0 #FCC344 RED RGB 221, 44, 44 CMYK 10, 95, 95, 0 #DD2C2C PURPLE RGB 46, 30, 124 CMYK 95,100, 0, 5 #2E1E7C BLACK RGB 39, 39, 39 CMYK 0, 0, 0, 95 #272727 DARK GRAY RGB 76, 76, 76 CMYK 0, 0, 0, 85 #4C4C4C MEDIUM GRAY RGB 159, 159, 159 CMYK 0, 0, 0, 45 #9F9F9F LIGHT GRAY RGB 229, 229, 229 CMYK 0, 0, 0, 25 #E5E5E5 23 Reconciliation of Non-GAAP Financial Metrics (Unaudited) 2. Represents non-cash charges related to equity-based compensation programs, which vary from period to period depending on the timing of awards. 3. For the six months ended June 30, 2022 includes acquisition-related costs related to investment banking and due diligence fees. 4. For the three and six months ended June 30, 2022, includes charges related to one-time relocation costs for U.S. warehouse personnel and inventory in connection with the new opening of a warehouse and distribution facility in Buckeye, Arizona. For the three and six months ended June 30, 2021, represents severance, relocation and related costs associated with residual payment of global workforce reduction implemented in response to the COVID-19 pandemic. 5. Represents both unrealized and realized foreign currency gains and losses on transactions denominated other than in U.S. dollars, including derivative gains and losses on foreign currency forward exchange contracts. 7. Adjusted EBITDA margin is calculated as Adjusted EBITDA as a percentage of net sales. Three Months Ended June 30, Six Months Ended June 30, 2022 2021 2022 2021 (amounts in thousands) Net income $ 15,793 $ 20,944 $ 30,311 $ 32,030 Interest expense, net 1,667 1,973 2,877 4,210 Income tax (benefit) expense (8,952) 4,582 (5,274) 6,875 Depreciation and amortization 11,483 10,188 21,954 20,450 EBITDA $ 19,991 $ 37,687 $ 49,868 $ 63,565 Adjustments: Equity-based compensation (2) 3,953 3,521 7,322 6,211 Acquisition transaction costs and other expenses (3) 1,920 — 2,850 — Certain severance, relocation and related costs (4) 5,453 56 7,133 81 Foreign currency transaction loss (5) 434 (208) 831 971 Adjusted EBITDA $ 31,751 $ 41,056 $ 68,004 $ 70,828 Adjusted EBITDA margin (7) 10.1% 17.4% 10.9% 16.7%

FUNKO 2019 BRAND COLORS FUNKO BLUE RGB 0,124, 236 CMYK 90, 45, 0, 0 #077CEC FUNKO GRAY RGB 242, 242, 242 CMYK 0, 0, 0, 15 #FEFEFE WHITE RGB 255, 255, 255 CMYK 0, 0, 0, 0 #FFFFFF YELLOW RGB 252, 195, 68 CMYK 0, 25, 80, 0 #FCC344 RED RGB 221, 44, 44 CMYK 10, 95, 95, 0 #DD2C2C PURPLE RGB 46, 30, 124 CMYK 95,100, 0, 5 #2E1E7C BLACK RGB 39, 39, 39 CMYK 0, 0, 0, 95 #272727 DARK GRAY RGB 76, 76, 76 CMYK 0, 0, 0, 85 #4C4C4C MEDIUM GRAY RGB 159, 159, 159 CMYK 0, 0, 0, 45 #9F9F9F LIGHT GRAY RGB 229, 229, 229 CMYK 0, 0, 0, 25 #E5E5E5